EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the “Company”) for the quarter ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, (the “Quarterly Report”), I, Richard S Willis, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 3, 2012

By	/s/ Richard S Willis
Richard S Willis
President and Chief Executive Officer